UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2019

COLUMBIA FINANCIAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38456	22-3504946
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization	File Number)	Identification No.

19-01 Route 208 North, Fair Lawn, New Jersey 07410
(Address of principal executive offices) (Zip Code)

(800) 522-4167
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2019, John R. Salvetti notified the Board of Directors of Columbia Financial, Inc. (the “Company”) of his intention to resign from the Board of Directors, effective January 23, 2019. Mr. Salvetti’s decision to resign was not related to any disagreement with the Company or its management regarding any matter relating to the Company’s operations, policies or practices. In connection with Mr. Salvetti’s resignation, the Board of the Directors of the Company has reduced the number of Company directors from nine to eight effective January 23, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Columbia Financial, Inc.

Date:	1/25/2019	/s/Thomas J. Kemly
Thomas J. Kemly
President and Chief Executive Officer